                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                           SOUTHERN STAR CENTRAL CORP.

             Offer to Exchange 8 1/2% Senior Secured Notes due 2010
                 registered under the Securities Act of 1933 for
              All Outstanding 8 1/2% Senior Secured Notes due 2010

               Pursuant to the Prospectus, dated __________, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2004 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

           To: Deutsche Bank Trust Company Americas, as Exchange Agent

     By Overnight Courier:               By Hand Delivery:

     DB Services Tennessee, Inc.         Deutsche Bank Trust Company Americas
     Corporate Trust & Agency Services   C/O The Depository Trust Clearing Corporation
     Reorganization Unit                 55 Water Street, 1st floor
     648 Grassmere Park Road             Jeanette Park Entrance
     Nashville, TN 37211                 New York, NY 10041

     Confirm by Telephone
     (615) 835-3572

                                    By Mail:

                           DB Services Tennessee, Inc.
                               Reorganization Unit
                                 P.O. Box 292737
                            Nashville, TN 37229-2737

                               Fax: (615) 835-3701

                           Information (800) 735-7777

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned acknowledges that he or she has received the prospectus, dated ___________, 2004 (the "Prospectus"), of Southern Star Central Corp., a Delaware corporation (the "Company") and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $180,000,000 of its 8 1/2% Senior Secured Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 8 1/2% Senior Secured Notes due 2010 (the "Old Notes"), which have not been registered under the Securities Act. Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including, without limitation, the right of the Company to waive satisfaction of any or all conditions enumerated in the Prospectus. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The terms of the Exchange Notes are substantially identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, but the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus). For each Old Note accepted for exchange, the holder of such Old Note will receive a Exchange Note having a principal amount equal to that of the surrendered Old Note. Interest on the Exchange Notes will accrue at the rate of 8 1/2% per annum and will be payable semi-annually in arrears on each February 1 and August 1, commencing on February 1, 2004. The Exchange Notes will mature on August 1, 2010.

          The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension as promptly as practicable by oral or written notice thereof.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix the schedule to this Letter of Transmittal.

                            DESCRIPTION OF OLD NOTES

                                                                                      Aggregate   Principal
Name(s) and Address(es) of Registered Holder(s)                         Certificate   Amount of   Amount
(Please fill in, if blank, exactly as name(s) appear on certificates)   Number(s)*    Old Notes   Tendered**
                                                                        -----------   ---------   ----------


Total

* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, ALL of the Old Notes represented by the certificates will be deemed to have been tendered. See Instruction 2. Old Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

     DTC Book-Entry Account:

     Transaction Code Number:

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):

     Window Ticket Number (if any):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Institution which Guaranteed Delivery:

     If Delivered by Book-Entry Transfer, Complete the Following:

     DTC Book-Entry Account:

     Transaction Code Number:

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:

     Address:

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that (i) any the Exchange Notes received by the undersigned will be acquired in the ordinary course of business, (ii) the undersigned will have no arrangements or understanding with any person to participate in the distribution of the Old Notes or the Exchange Notes within the meaning of the Securities Act of 1933, as amended (the "Securities Act"),
(iii) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company, (iv) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (v) if the undersigned is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes.

The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Notes are acquired in the ordinary course of such holder's business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of Exchange Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the staff of the Commission considers broker-dealers that acquired Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes.

Additionally, the undersigned acknowledges and agrees that with respect to resales of Exchange Notes that were obtained in exchange for Old Notes that were acquired directly from the Company or an affiliate of the Company, the undersigned (1) cannot, under Commission policy as in effect on the date hereof, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the undersigned's information required by Item 507 or 508, as applicable, of Regulation S-K.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

Unless otherwise indicated herein in the section entitled "Special Issuance Instructions" below, please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the book-entry account indicated above maintained at DTC. Similarly, unless otherwise indicated under the section entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the section entitled "Description of Old Notes."

THE UNDERSIGNED, BY COMPLETING THE SECTION ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH SECTION ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if certificates for Old Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Old Notes to:

Name(s):
                                     -------------------------------------------
                                                (Please Type or Print)

                                     -------------------------------------------
                                                (Please Type or Print)
Address:
                                     -------------------------------------------

                                     -------------------------------------------
                                                 (Including Zip Code)
                                     (Complete accompanying Substitute Form W-9)

     Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if certificates for Old Notes not tendered and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail Exchange Notes and/or Old Notes to:

Name(s):
                                     -------------------------------------------
                                                (Please Type or Print)

                                     -------------------------------------------
                                                (Please Type or Print)
Address:
                                     -------------------------------------------
                                                (Please Type or Print)

                                     -------------------------------------------
                                                 (Including Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                       CAREFULLY BEFORE COMPLETING ABOVE.

                                PLEASE SIGN HERE

      (To be completed by all tendering holders of Old Notes, regardless of whether Old Notes are being physically delivered herewith)

This Letter of Transmittal must be signed by the holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if delivered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below beside "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4.

If the signature appearing below is not of the record holder(s) of the Old Notes then the record holder(s) must sign a valid bond power.


X
            -------------------------------------------------------


X
            -------------------------------------------------------
            (Signature(s) of Registered Holder(s) or Authorized Signatory)

Date:
            -------------------------------------------------------
                                 (Please Type or Print)
Name:
            -------------------------------------------------------
                                 (Please Type or Print)
Capacity:
            -------------------------------------------------------
                                 (Please Type or Print)
Address:
            -------------------------------------------------------

            -------------------------------------------------------
                                  (Including Zip Code)

Area Code and Telephone No.:

                   Please complete Substitute Form W-9 Herein
                          MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 3)


            -------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

            -------------------------------------------------------
               (Address (including Zip Code) and Telephone Number
                         (including Area Code) of Firm)


            -------------------------------------------------------
                             (Authorized Signature)

            -------------------------------------------------------
                                 (Printed Name)

            -------------------------------------------------------
                                     (Title)

            -------------------------------------------------------
                                     (Date)

                                  INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Offer to Exchange
               Registered 8 1/2% Senior Secured Notes due 2010 for
              All Outstanding 8 1/2% Senior Secured Notes due 2010
                         of Southern Star Central Corp.

1. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

The Exchange Agent will make a request to establish an account with respect to the Old Notes at The Depositary Trust Company, or DTC, for purposes of the Exchange Offer within 2 business days after the date of the Prospectus. Any financial institution that is a participant in DTC's system, including Euroclear and Clearstream, may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program procedures for such transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program ("ATOP"), for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Old Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures:

     o such tender must be made through an Eligible Institution (as defined in Instruction 4 below),

     o prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal or a facsimile of a duly executed Letter of Transmittal and

          Notice of Guaranteed Delivery, substantially in the form provided by the Company, by telegram, telex, fax transmission, mail or hand delivery, setting forth the name and address of the holder of Old Notes and the amount of the Old Notes tendered and stating that the tender is being made by guaranteed delivery and guaranteeing that within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, will be deposited by the Eligible Institution with the Exchange Agent, and

     o such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Old Notes tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days after the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT'S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE "THE EXCHANGE OFFER" SECTION OF THE PROSPECTUS.

2. Partial Tenders; Withdrawals. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes tendered in the section entitled "Description of Old Notes -- Principal Amount Tendered." A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal to be effective, prior to 5:00 p.m., New York City time, on the Expiration Date:

     o the Exchange Agent must receive a written notice, which may be by telegram, telex, facsimile transmission or letter, of withdrawal at the address set forth above, or

     o for DTC participants, holders must comply with DTC's standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC.

Any notice of withdrawal must:

     o specify the name of the person who deposited the Old Notes to be withdrawn,

     o identify the Old Notes to be withdrawn, including the certificate number or numbers and principal amount of the Old Notes to be withdrawn,

     o be signed by the person who tendered the Old Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Old Notes into the name of the person withdrawing the tender, and

     o specify the name in which any Old Notes are to be re-registered, if different from that of the withdrawing holder.

The Exchange Agent will return the properly withdrawn Old Notes without cost to the holder as soon as practicable following receipt of the notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3. Tender by Holder. Except in limited circumstances, only a DTC participant listed on a DTC securities position listing may tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such.

4. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Old Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name(s) appear(s) on the Old Notes.

If this Letter of Transmittal or any certificates of Old Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing an "Eligible Institution").

5. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. Tax Identification Number. United States federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN generally is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, the holder of Exchange Notes may be subject to backup withholding on all reportable payments made after the exchange. The backup withholding rate currently is 28%.

Certain holders are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding. To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, write "applied for" in lieu of its TIN and complete the Certificate of Awaiting Taxpayer Identification Number. Note: checking this box or writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 or writes "applied for" on that form, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Exchange Agent within 60 days, however, any amounts so withheld shall be refunded to such holder. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, the Exchange Agent will remit such previously retained amounts to the IRS as backup withholding.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

7. Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

8. Waiver of Conditions. The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, should be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 6)

                    PAYOR'S NAME: SOUTHERN STAR CENTRAL CORP.

     SUBSTITUTE            Part 1 -- PLEASE PROVIDE YOUR TIN AT
     Form W-9              RIGHT AND CERTIFY BY SIGNING AND                     TIN
                           DATING BELOW. For individuals, this is your
     Department of the     Social Security Number ("SSN"). However, for         Social Security Number
     Treasury              a resident alien, a sole proprietor, a disregarded
                           entity, or if your account is in more than one
                           name, see the Instructions in the enclosed           OR
                           Guidelines. For other entities, it is your
                           Employer Identification Number ("EIN"). If
                           you do not have a number, see how to get a           Employer Identification
                           TIN in the enclosed Guidelines.                      Number

                           Part 2 -- TIN Applied For [_]

                           Part 3 -- Exempt Payee. Check box at right if you are an exempt payee. [_]

     Internal              Certification -- Under penalties of perjury, I certify that:
     Revenue Service

     Payor's Request for   (1) the number shown on this form is my correct Taxpayer Identification Number (or I
     Taxpayer              am waiting for a number to be issued to me),
     Identification        (2) I am not subject to backup withholding because (a) I am exempt from backup
     Number ("TIN") and    withholding, (b) I have not been notified by the Internal Revenue
     Certification         Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                           (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.


Signature of U.S. Person
                         --------------------------------------------------
Date
     -------------------------------

Name
     -------------------------------
Address
        -------------------------------
City                      State               Zip
     --------------------       -------------     ---------------

          FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP

          WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 28%) of all reportable payments made to me will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.


Signature:
           ---------------------------------
Date:
      --------------------------------------